                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): December 16, 1997
                                                  -----------------


                           Merrill Lynch & Co., Inc.
                     -------------------------------------
            (Exact name of Registrant as specified in its charter)

 Delaware                        1-7182                      13-2740599
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(State or other               (Commission                 (I.R.S. Employer
jurisdiction of               File Number)                Identification No.)
incorporation)


World Financial Center, North Tower, New York, New York   10281-1220
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        (Address of principal executive offices)                    (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------


--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)
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Item 5.   Other Events
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     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-28537) filed by Merrill Lynch & Co., Inc. ("ML & Co.") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended and restated, between ML & Co. and The Chase Manhattan Bank (the "Indenture"). ML & Co. will issue $250,000,000 aggregate principal amount of 6.56% Notes due December 16, 2007 under the Indenture. The exhibits consist of the form of Notes and an opinion of counsel relating thereto.


Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
-------   ----------------------------------------------------- -------------


                             EXHIBITS

          (4)         Instruments defining the rights of
                      security holders, including indentures.

                            Form of Merrill Lynch & Co., Inc.'s 6.56% Notes due December 16, 2007.

          (5) & (23)  Opinion re: legality; consent of
                      counsel.

                               Opinion of Brown & Wood LLP relating to the 6.56% Notes due December 16, 2007 (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Notes).

                                       2
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                               MERRILL LYNCH & CO., INC.
                               ------------------------------
                                       (Registrant)



                               By: /s/  Theresa Lang
                                   --------------------------
                                        Theresa Lang
                                         Treasurer



Date:  December 16, 1997

                                       3
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                                 EXHIBIT INDEX



Exhibit No.    Description                                     Page
-----------    -----------                                     ----

(4)            Instruments defining the rights of
               security holders, including indentures.

                    Form of Merrill Lynch & Co., Inc.'s
                    6.56% Notes due December 16, 2007.

(5) & (23)     Opinion re: legality; consent of counsel.

                    Opinion of Brown & Wood LLP
                    relating to the 6.56% Notes due
                    December 16, 2007 (including
                    consent for inclusion of such
                    opinion in this report and in
                    Merrill Lynch & Co., Inc.'s
                    Registration Statement relating to
                    such Notes).